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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2003 divine, inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-30043 (Commission File Number)	36-4301991 (IRS Employer Identification No.)
1301 N. Elston Avenue Chicago, Illinois 60622 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (773) 394-6600

N/A
(Former name or former address, if changed since last report)

Item 5. Other Events.

        On August 25, 2003, divine, inc., a Delaware corporation, in connection with its voluntary petition to reorganize under Chapter 11 of the Bankruptcy Code, filed with the bankruptcy court separate monthly operating reports for the period July 1, 2003, through July 31, 2003, in regard to both its software and hosting businesses.

        Copies of these reports are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by this reference.

Item 7. Financial Statements and Exhibits.

  (c)
  Exhibits.
Exhibit Number	Description
99.1	Monthly Operating Report of divine, inc.'s software business for the period July 1, 2003, through July 31, 2003.
99.2	Monthly Operating Report of divine, inc.'s hosting business for the period July 1, 2003, through July 31, 2003.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 4, 2003

divine, inc.

By:	/s/ JUDE M. SULLIVAN Jude M. Sullivan Senior Vice President

Exhibit Number	Description
99.1	Monthly Operating Report of divine, inc.'s software business for the period July 1, 2003, through July 31, 2003.
99.2	Monthly Operating Report of divine, inc.'s hosting business for the period July 1, 2003, through July 31, 2003.

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  Item 5. Other Events.
  Item 7. Financial Statements and Exhibits.
SIGNATURE